Inventories	12 Months Ended
Dec. 31, 2023
Inventories
Inventories
8.	Inventories

	2023	2022
	$	$
Ore in stockpiles	—	5,943
Tailings	—	2,616
Gold-in-circuit inventory	458	4,451
Refined precious metals	380	37
Supplies and other	6,365	4,594
Total inventories	7,203	17,641

Refined precious metals, gold-in-circuit and ore in stockpiles are measured at the lower of weighted average production cost and net realizable value. Net realizable value is calculated as the difference between the estimated selling price and estimated costs to complete processing into a saleable form plus variable selling expenses. For the year ended December 31, 2023, an amount of $8.1 million was recorded to adjust the inventories to their net realizable value (2022 – nil). Production costs include the cost of materials, labour, mine site production overheads and depreciation to the applicable stage of processing.